                                  EXHIBIT 99.1

Press Release                              Source: Winton Financial Corporation

Winton Financial Corporation Reports Third Quarter Fiscal 2004 Net Earnings

Friday July 16, 11:09 am ET

CINCINNATI, July 16 /PRNewswire-FirstCall/ -- Winton Financial Corporation (Amex: WFI - News), the parent of Winton Savings and Loan Co., reported quarterly net earnings for the fiscal third quarter ended June 30, 2004 of $1.2 million or $.26 per diluted share compared to third quarter fiscal 2003 net earnings of $1.5 million or $.32 per diluted share.

For the nine months ended June 30, 2004 net earnings totaled $3.6 million or $.77 per diluted share, a decrease of 24.1% as compared to net earnings of $4.7 million or $1.02 per diluted share for nine months ended June 30, 2003.


Highlights for the quarter and nine months ended include:

   -     Net interest income increased $179,000, or 4.7%, quarter to quarter.

   -     Retail deposits grew $13.0 million, or 3.7% since September 30, 2003.

   - A $448,000 gain on sale of securities was realized during fiscal 2004 which partially offset the decline in mortgage banking income from the previous years' historical levels.

Robert L. Bollin, President of Winton Financial, commented that, "Although income from the sale of loans to the secondary market declined considerably from last year's extraordinary level, we are pleased that our fiscal results have so far met the expectations of our current business plan."


Winton Financial Corporation is publicly traded under the symbol "WFI" on the American Stock Exchange. At June 30, 2004, Winton's total assets were $553.7 million and the book value per share was $9.98. Winton Savings and Loan Co. operates seven full-service branches and two lending offices in Southwestern Ohio and Southeastern Indiana.

                                  WINTON FINANCIAL CORPORATION
                       CONSOLIDATED STATEMENTS OF EARNINGS
                       (In thousands, except share data)
                                   (Unaudited)

                                            Nine months      Three months
                                               ended            ended
                                              June 30,         June 30,
                                           2004     2003     2004    2003

    Interest Income
      Loans                               $22,329  $23,066  $7,365  $7,472
      Mortgage-backed securities              220      210      76      76
      Investment securities                   444      310     128     118
      Interest-bearing deposits and other     268      357      92     120
        Total interest income              23,261   23,943   7,661   7,786
    Interest Expense
      Deposits                              6,382    7,292   2,082   2,288
      Borrowings                            5,000    5,199   1,609   1,707
        Total interest expense             11,382   12,491   3,691   3,995

        Net interest income                11,879   11,452   3,970   3,791

    Provision for losses on loans             225      455      75     150
        Net interest income after
         provision for losses on loans     11,654   10,997   3,895   3,641

    Other Income
      Mortgage banking income               1,277    2,760     249   1,020
      Gain on sale of office premises         -        282     -        39
      Gain on sale of investments             448       97     196     -
      Gain on sale of real estate
       acquired through foreclosure            51        4      49     (21)
      Other operating                         599      543     191     185
        Total other income                  2,375    3,686     685   1,223

    General, Administrative and Other
     Expense
      Employee compensation and benefits    4,666    4,230   1,458   1,471
      Occupancy and equipment               1,291      947     439     346
      Data Processing                         393      336     130     112
      Franchise Taxes                         389      316     128     108
      Amortization of intangible assets        46       46      15      15
      Advertising                             306      196      97      72
      Other operating                       1,659    1,556     507     552
        Total general, administrative
         and other expense                  8,750    7,627   2,774   2,676

        Earnings before federal income
         taxes                              5,279    7,056   1,806   2,188

      Federal income taxes                  1,697    2,338     594     719

        NET EARNINGS                       $3,582   $4,718  $1,212  $1,469

      BASIC EARNINGS PER SHARE               $.78    $1.05    $.26    $.33
      DILUTED EARNINGS PER SHARE             $.77    $1.02    $.26    $.32
      DIVIDENDS PAID PER COMMON SHARE      $.3375   $.3075  $.1125  $.1025

                           WINTON FINANCIAL CORPORATION
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                        (In thousands, except share data)


                                             June 30, 2004  September 30, 2003
                                             (Unaudited)
    ASSETS

    Cash and due from banks                         $2,203            $1,848
    Interest-bearing deposits in other
     financial institutions                          1,224             7,648
    Investment securities available for
     sale - at market                               14,813            21,466
    Mortgage-backed securities available
     for sale - at market                            5,524             2,103
    Mortgage-backed securities held to
     maturity - at cost                              3,251             4,269
    Loans receivable - net                         504,975           487,480
    Office premises and equipment - net              6,858             6,131
    Real estate acquired through
     foreclosure                                     1,228               846
    Federal Home Loan Bank stock -  at
     cost                                            8,403             8,156
    Accrued interest receivable                      2,568             2,571
    Prepaid expenses and other assets                2,176               786
    Intangible assets - net                             51                97
    Prepaid federal income taxes                       470               501

    TOTAL ASSETS                                  $553,744          $543,902

    LIABILITIES AND SHAREHOLDERS' EQUITY

    Deposits                                      $367,329          $354,296
    Advances from FHLB and other
     borrowings                                    135,089           138,612
    Accounts payable on mortgage loans
     serviced for others                               411               401
    Advance payments by borrowers                    1,864             2,433
    Other liabilities                                1,575             2,459
    Deferred federal income taxes                    1,528             1,479

    TOTAL LIABILITIES                              507,796           499,680

    SHAREHOLDERS' EQUITY

    Preferred stock-2,000,000 shares
     without par value authorized;
     no shares issued                                  -                 -
    Common stock - 18,000,000 shares of
     no par value authorized; 4,723,168
     and 4,592,884 shares issued at
     June 30, 2004 and
     September 30, 2003, respectively                  -                 -
    Additional paid-in capital                      12,358            11,285
    Retained earnings - substantially
     restricted                                     35,254            33,213
    Treasury stock, 117,630 and 40,300
     shares at June 30 and September 30, 2003
     respectively-at cost                           (1,534)             (529)
    Unrealized gain on investment
     securities designated as available
     for sale, net of tax                             (130)              253

    TOTAL SHAREHOLDERS' EQUITY                      45,948            44,222

    TOTAL LIABILITIES AND
     SHAREHOLDERS' EQUITY                         $553,744          $543,902

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Source: Winton Financial Corporation